SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  May 25, 2001


                             WELLSTONE FILTERS, INC.
             (Exact name of registrant as specified in its charter)


                              FARALLON CORPORATION
                                  (Former Name)

                                    Delaware
                 (State or other jurisdiction of incorporation)


         0-28161                                                  33-0619264
(Commission File Number)                     (IRS Employer Identification No.)


 712 Kitchawan Road, Ossining, New York                                10562
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:  (914) 762-7812
         CIK Number 0001092802

Item 1.       Change in Control of Registrant.
Item 2.       Acquisition or Disposition of Assets.

              On May  25,  2001,  Wellstone  Filters,  Inc.  (formerly  Farallon
Corporation) (the "Registrant") acquired Wellstone Filters, LLC, a Delaware limited liability company ("Wellstone") pursuant to an Agreement and Plan of Reorganization (the "Agreement"), dated as of May 25, 2001.

              The Registrant acquired all of the outstanding membership interests of Wellstone, in exchange for 10,000,000 shares of the Registrant's Common Stock. In addition, the Company issued 284,200 shares of common stock in cancellation of debt. As a result, there are 11,284,200 shares outstanding.

              Pursuant to the Agreement, the Board of Directors and officers of the Registrant resigned and were replaced with the following persons:

Name                                       Age     Position


Learned Jermiah Hand               42      Chief Executive Officer and Director
Carla Cerami Hand,
 MD/PhD       34                           Research Director, Chief Scientific
                                                   Officer and Director

              The names of the current directors and executive officers of the Registrant and holders of more than 5% of the outstanding shares of common stock and the number of shares held and the percentage of the total issued and outstanding Common Stock (the only voting security) of the Registrant owned by each of them are as follows.

                                                                        Number                     Percentage
                                                                       of Shares                    of Shares
   Name                                                                  Owned                        Owned

Learned Jermiah Hand 1,100,000                                                9.7%
Carla Cerami Hand, MD,PhD                                                6,700,000                       59.4%
Anthony Cerami, PhD                                                      1,400,000                       12.4%

All officers
  and directors
  as a group
  (2 persons)                                                            7,800,000                       69.1%

(1) Ms. Cerami and Mr. Hand are wife and husband. Mr. Hand dis-claims beneficial ownership of the shares held by his spouse. Mr. Cerami is the sole shareholder of Cerami Consulting and the shares listed as held by her in the above table include 5,600,000 shares held of record by Cerami Consulting, Inc. Mr. Cerami is the father of Carla Cerami Hand.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

              (a)(b) The required financial statements and pro forma financial information is unavailable as of the date hereof and will be filed by the Registrant pursuant to the requirements of the Securities Exchange Act and the rules and regulations promulgated thereunder within 60 days of the date of the event reported herein.

              (c)        Exhibits

                         2. Plan of acquisition, reorganization, arrange-ment, liquidation or succession.

                                 2.1. Agreement and Plan of Reorganization, dated February May 25, 2001, between the Registrant and Wellstone LLC.

                         3.      Certificate of Incorporation and Bylaws

                             3.3      Amendment to Certificate of Incorporation
                                    changing name to Wellstone Filters, Inc.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  May 25, 2001                                   WELLSTONE FILTERS, INC



                                                       By: /s/ Learned J. Hand
                                                       Learned J. Hand
                                                       Chief Executive Officer